SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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MOLINA HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 3, 2006

To the Stockholders of Molina Healthcare, Inc.:

The 2006 Annual Meeting of Stockholders of Molina Healthcare, Inc. (the “Company”) will be held at 10:00 a.m. local time on Wednesday, May 3, 2006, at The Hilton Long Beach, Executive Meeting Center, Shareholders’ Theater, located at 701 West Ocean Boulevard, Long Beach, California, 90831, for the following purposes:

1.	To elect two directors to hold office until the 2009 Annual Meeting.

2.	To approve an amendment to the Molina Healthcare, Inc. 2002 Equity Incentive Plan which would allow the Company to use the entire pool of shares reserved under the plan for the issuance of not only stock options but also restricted stock and stock bonus awards.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 13, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment, or postponement thereof.

By Order of the Board of Directors,

Joseph M. Molina, M.D.
Chairman of the Board, President, and Chief Executive Officer

Long Beach, California

March 31, 2006

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU ATTEND THE MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE MEETING WILL BE COUNTED.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 3, 2006

This Proxy Statement and the accompanying proxy card are furnished to stockholders of Molina Healthcare, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2006 Annual Meeting of Stockholders to be held at The Hilton Long Beach, Executive Meeting Center, Shareholders’ Theater, located at 701 West Ocean Boulevard, Long Beach, California, 90831, at 10:00 a.m. local time, on Wednesday, May 3, 2006, or at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the form of proxy included herewith, and the Annual Report for the fiscal year ended December 31, 2005 are being mailed to stockholders on or about March 31, 2006.

Stockholders of record at the close of business on March 13, 2006 are entitled to notice of and to vote at the Meeting. On March 13, 2006, there were outstanding 27,907,860 shares of the Company’s common stock, par value $0.001 per share (the “common stock”). The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors, and for the approval of the proposed amendment to the Molina Healthcare, Inc. 2002 Equity Incentive Plan. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company’s transfer agent, Continental Stock Transfer & Trust Company) and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” through a broker, bank, or other nominee (that is, not certificate form), (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares, or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting, and the election inspector, after reviewing the votes cast, will determine whether or not a quorum is present. The election inspector will treat abstentions as shares of common stock that are present and entitled to vote for purposes of determining whether a quorum is present and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of common stock to vote on a particular matter, those shares of common stock will not be considered as present and entitled to vote with respect to that matter; however, these shares will count for quorum purposes.

PROPOSAL NO. 1–ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, each with three members. The terms of the current Class I directors expire at the 2006 Annual Meeting. Currently, the Class I directors are Dr. Frank E. Murray and John P. Szabo, Jr., with a single board vacancy. The directors to be elected as Class I directors at the 2006 Annual Meeting will serve until the 2009 Annual Meeting. All directors serve until the expiration of their respective terms and until their respective successors are elected and qualified or until such director’s earlier resignation, removal from office, death, or incapacity. A plurality of the votes cast at the meeting shall elect each director.

The Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, has nominated Dr. Murray and Mr. Szabo, both incumbent directors, for election as Class I directors. Proxies can only be voted for the two named nominees.

In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Class I Directors

The name of the nominees for Class I directors and certain information about each are set forth below:

Name	Positions and Offices held With the Company	Director Since	Class And Year In Which Term Will Expire	Age
Frank E. Murray, M.D.	Director	2004	Class I—2009	75
John P. Szabo, Jr.	Director	2005	Class I—2009	41

Frank E. Murray, M.D. has served as our director since June 2004. Dr. Murray has over forty years of experience in the health care industry, including significant experience as a private practitioner in internal medicine. Dr. Murray has previously served on the boards of directors of the Kaiser Foundation Health Plans of Kansas City, of Texas, and of North Carolina. He has also served on the boards of directors of both the Group Health Association of America and the National Committee for Quality Assurance (NCQA). Prior to his appointment to the Board of Directors, Dr. Murray served on the board of directors of the Company’s subsidiary, Molina Healthcare of California, since March 1997. He has been retired as a medical practitioner since 1995.

John P. Szabo, Jr. was appointed to the Company’s Board of Directors on March 17, 2005, to fill the vacancy created by the passing of Mr. Ronald Lossett, the Company’s former director. In January 2006, Mr. Szabo founded Flint Ridge Capital LLC, an investment advisory company. He has over twelve years experience as an equity research analyst, including working from 2000 to 2005 as a sell-side analyst at CIBC World Markets following healthcare services stocks and from 1993 to 2000 as a buy-side analyst following numerous sectors. Prior to his career as an equity analyst, Mr. Szabo spent six years in global corporate finance, primarily as an officer of The Mitsubishi Bank. He earned a B.S.B.A., majoring in Finance and International Business, from Bowling Green State University in 1987.

The Board of Directors recommends that the stockholders vote FOR the election of each nominee listed above.

Directors Whose Terms Are Not Expiring

Name	Positions and Offices Held With the Company	Director Since	Class And Year In Which Term Will Expire	Age
Charles Z. Fedak	Director	2002	Class II—2007	54
John C. Molina	Director, Treasurer, and CFO	1994	Class II—2007	41
Sally K. Richardson	Director	2003	Class II—2007	73
J. Mario Molina	Chairman, President, and CEO	1996	Class III—2008	47
Ronna Romney	Director	1999	Class III—2008	62
Steven J. Orlando	Director	2005	Class III—2008	54

Charles Z. Fedak, CPA, M.B.A. has served as our director since 2002. Mr. Fedak founded Charles Z. Fedak & Co., Certified Public Accountants, in 1981 and has practiced as a certified public accountant with that firm since that date. He was previously employed by KPMG Peat Marwick (formerly KPMG Main Hurdman) from 1975 to 1980.

John C. Molina, J.D. has served as Executive Vice President, Financial Affairs, since 1995, Treasurer since 2002, and Chief Financial Officer since 2003. He also has served as a director since 1994. Mr. Molina has been employed by us for over 25 years in a variety of positions. Mr. Molina is a past president of the California Association of Primary Care Case Management Plans. He earned a J.D. from the University of Southern California School of Law. Mr. Molina is the brother of J. Mario Molina, M.D. and M. Martha Bernadett, M.D.

Sally K. Richardson has served as our director since 2003. Since 1999, Ms. Richardson has served as the Executive Director of the Institute for Health Policy Research and as Associate Vice President for the Health Sciences Center of West Virginia University. From 1997 to 1999, she served as the Director of the Center for Medicaid and State Operations, Health Care Financing Administration, U.S. Department of Health and Human Services. Ms. Richardson served as a member of the White House Health Care Reform Task Force in 1993. She currently serves on the National Advisory Committee on Rural Health, U.S. Department of Health and Human Resources, and the Policy Council, National Office of March of Dimes.

J. Mario Molina, M.D. has served as President and Chief Executive Officer since succeeding his father and company founder, Dr. C. David Molina, in 1996. He has also served as Chairman of the Board since 1996. Prior to that, he served as Medical Director from 1991 through 1994 and was Vice President responsible for provider contracting and relations, member services, marketing and quality assurance from 1994 to 1996. He earned an M.D. from the University of Southern California and performed his medical internship and residency at the Johns Hopkins Hospital. Dr. Molina is the brother of John C. Molina and M. Martha Bernadett, M.D.

Ronna Romney has served as a director since 1999 and also served as a director of our Michigan health plan from 1999 to 2003. She has served as a director for Park-Ohio Holding Corporation, a publicly-traded logistics company, from 1999 to the present. Ms. Romney was a candidate for the United States Senate in 1996. She has published two books. From 1989 to 1993, she served as Chairperson of the President’s Commission on White House Fellowships. From 1984 to 1992, Ms. Romney served as the Republican National Committeewoman for the state of Michigan, and from 1982 to 1985, she served as Commissioner of the Presidents’ National Advisory Council on Adult Education.

Steven J. Orlando, CPA has served as our director since November 2005. He has over 30 years of business and corporate finance experience. From 1988 to 1994 and from 2000 to the present, Mr. Orlando has operated his own management and business consulting practice, Orlando Consulting. From 1997 to 2000, he served as the chief financial officer of System Integrators, Inc., an international software company. Mr. Orlando has served on multiple corporate boards, including serving as chairman of the audit committee for a Nasdaq-listed corporation. Mr. Orlando is a certified public accountant.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Independence

The Board of Directors has determined that, except for Messrs. J. Mario Molina and John C. Molina, each of the directors of the Company has no material relationship with the Company and is otherwise “independent” in accordance with the applicable listing requirements of the New York Stock Exchange (“NYSE”). In making that determination, the Board of Directors considered all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. The Board of Directors also adopted and applied the following standards, which provide that a director will not be considered independent if he or she:

•	Is, or has an immediate family member who is, currently an employee of the Company;

•	Has been, or has an immediate family member who has been, an employee of the Company within the past three years;

•	Has received, or has an immediate family member who has received, within the past three years more than $100,000 during any twelve month period in direct compensation from the Company (other than fees for director’s services);

•	Has been affiliated with or employed by, or has an immediate family member who is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company during the past three years;

•	Has been employed, or has an immediate family member who is employed, as an executive officer of another Company where any of the Company’s present executives currently serve or served on the other Company’s compensation committee during any of the past three years; or

•	Has been employed by, or has an immediate family member who is an executive officer of, another Company that makes payments to or receives payments from the Company for property or services in an amount which exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross annual revenues during any of the past three years.

Board Meetings and Committees

The Board of Directors of the Company held a total of ten meetings during the year ended December 31, 2005. All directors attended at least 75% of the meetings of the Board and of any committee on which they served. Mr. Szabo was appointed to the Board of Directors in March 2005, and Mr. Orlando was appointed to the Board of Directors in November 2005. All directors serving at the time attended the 2005 Annual Meeting of Stockholders held on April 27, 2005.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Attached hereto as Appendix A is a copy of our Audit Committee Charter. Posted on our website, at www.molinahealthcare.com, are the written charters of each of the Compensation Committee and the Corporate Governance and Nominating Committee, the Company’s Corporate Governance Guidelines, and the Company’s Code of Business Conduct and Ethics. You can also obtain, without charge, copies of our committee charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics by writing to us at Molina Healthcare, Inc., One Golden Shore Drive, Long Beach CA 90802, Attention: Juan Jose Orellana.

The non-management directors of the Board meet at regular executive sessions without management participation. The Board of Directors has selected Ronna Romney as the lead independent director to preside at meetings of the non-management directors.

Audit Committee.    The Audit Committee performs a number of functions, including: (i) reviewing the adequacy of the Company’s internal system of accounting controls, (ii) meeting with the independent accountants and management to review and discuss various matters pertaining to the audit, including the

Company’s financial statements, the report of the independent accountants on the results, scope, and terms of their work and the recommendations of the independent accountants concerning the financial practices, controls, procedures, and policies employed by the Company, (iii) resolving disagreements between management and the independent accountants regarding financial reporting, (iv) reviewing the financial statements of the Company, (v) selecting, evaluating, and, when appropriate, replacing the independent accountants, (vi) reviewing and approving fees to be paid to the independent accountants, (vii) reviewing and approving related-party transactions, (viii) reviewing and approving all permitted non-audit services to be performed by the independent accountants, (ix) establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, and (x) considering other appropriate matters regarding the financial affairs of the Company.

The Audit Committee currently consists of Mr. Fedak (Chair), Ms. Romney, Mr. Szabo, and Mr. Orlando, each of whom is “independent” as defined under the NYSE listing standards. The Board has determined that each member of the Audit Committee is financially literate. During the year ended December 31, 2005, the Audit Committee held a total of five meetings. The Board of Directors had determined that Mr. Lossett, one of our five independent Directors during the first two months of 2005, was the Audit Committee financial expert at that time. In March 2005, in connection with the passing of Mr. Lossett, the Board of Directors determined that Mr. Fedak was the Audit Committee financial expert.

Compensation Committee.    The Compensation Committee currently consists of Mr. Szabo (Chair), Mr. Fedak, Ms. Richardson, and Dr. Murray, all non-employee directors who meet the NYSE listing standards for “independence”. The Compensation Committee determines the compensation paid to our chief executive officer, and the equity compensation grants of our executive officers. The Compensation Committee also administers our 2002 Equity Incentive Plan and other employee benefit plans. During the year ended December 31, 2005, the Compensation Committee held a total of five meetings.

Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee is responsible for reviewing matters of corporate governance and recommending to the full Board candidates for election to the Board of Directors. This Committee currently consists of Ms. Romney (Chair), Ms. Richardson, and Dr. Murray, each of whom is “independent” under the NYSE listing standards. During the year ended December 31, 2005, the Corporate Governance and Nominating Committee held a total of four meetings.

Director Nominations.    Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has adopted a policy of considering the following factors in identifying and evaluating nominees for election to the Board of Directors: (a) background and skills, (b) personal attributes, such as integrity, honesty, and forthrightness, (c) availability to contribute, (d) past, current, and future need of the Board of Directors and the Company, and (e) such other factors as the Corporate Governance and Nominating Committee and/or the Board of Directors may deem appropriate. The Company’s Corporate Governance Guidelines provide that the Corporate Governance and Nominating Committee shall consider any advice and recommendations offered by the stockholders of the Company. Stockholders may communicate with the Board of Directors by the procedure described below. In addition, stockholders may make nominations if properly submitted as described below in the “Other Information” section.

At its meeting on November 2, 2005, the Corporate Governance and Nominating Committee considered the candidates for election to the Board and the criteria for qualification. The Corporate Governance and Nominating Committee recommended that the Board nominate the two existing Class I directors for re-election to the Board of Directors, and that it continue its search for an additional Class I director who satisfies the criteria identified above.

Communications with the Board of Directors.    Stockholders may communicate with individual members of the Board of Directors, or groups thereof, by writing to the Company’s main business office: Board Members’ name, c/o Molina Healthcare, Inc., One Golden Shore Drive, Long Beach, California 90802. All such communications received will be promptly delivered to the Board member(s) identified.

COMPENSATION OF DIRECTORS

We pay each non-employee director an annual retainer of $35,000. We also pay an additional annual retainer of $7,500 to the chair of the audit committee, $5,000 to each audit committee member, and $2,500 to each of the chairs of the other committees. We pay each non-employee director $1,200 for each board and committee meeting attended in person; provided, however, audit committee members receive $2,400 for each audit committee meeting. Non-employee directors receive $600 for participation in telephonic meetings. We also pay certain expenses incurred by the directors.

In order to link the financial interests of the non-employee directors to the interests of the stockholders, encourage support of the Company’s long-term goals, and align director compensation to the Company’s performance, each non-employee director also receives upon his or her initial election to the board of directors an option to purchase 10,000 shares of common stock, vesting over three years, with an exercise price equal to fair market value at the time of grant. In addition, during 2005, and effective as of the date of the 2005 annual meeting, each non-employee director received a grant of 2,000 shares of common stock which vested in 500 share increments at the end of each succeeding quarter. Based upon the recommendation of the Compensation Committee, for the reasons indicated above and to compensate the non-employees directors at a level that is more commensurate with the compensation paid to directors at similar public companies, effective as of the 2006 annual meeting, this grant will be increased to 5,000 shares of common stock to vest in 1,250 share increments at the end of each succeeding quarter.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE MOLINA HEALTHCARE, INC.

2002 EQUITY INCENTIVE PLAN

At the Meeting, the stockholders will be asked to approve an amendment to the Molina Healthcare, Inc. 2002 Equity Incentive Plan (the “Plan”) in order to remove the separate 600,000 share limit on the number of shares of restricted stock and stock bonus awards that may be issued under the Plan. If the amendment to the Plan is approved, the entire pool of 2,800,000 shares currently reserved for issuance under the Plan would be available to be issued not only in the form of stock options, but also in the form of restricted stock and stock bonus awards. This change would increase the Company’s flexibility regarding the types of grants that could be made under the Plan. Such increased flexibility would better allow the Company to structure equity grants in order to link the financial interests of the Company’s employees to the interests of stockholders, encourage support of the Company’s long-term objectives, tie compensation to the Company’s performance, and attract and retain talented employees. A marked version of the Plan showing the proposed amendment is attached hereto as Appendix B.

Reason for Proposed Amendment

As with many public companies in the last few years, the Company has increasingly granted equity based compensation in the form of restricted stock and stock bonus awards rather than in the form of stock options. Restricted stock which vests over time or is otherwise subject to restrictions on transfer, unlike stock options, will retain its value despite a decline in stock price, thereby maintaining its incentivizing effect. It can thus instill in grantees a longer term view of the Company’s success than can stock options. In addition, from a management perspective, restricted stock is better at motivating employees to think and act like stockholders. Once restricted stock vests or is no longer subject to restriction on transfer, no further action is required in order for the grantee to become a full-fledged stockholder, unlike a stock option which requires an affirmative act of exercise and the payment of the exercise price. Finally, because no exercise price is associated with restricted stock and stock bonus awards, fewer shares of stock can be issued under the Plan to achieve the same compensatory and incentivizing effect. The Company anticipates that it will continue its practice of increasingly using restricted stock grants and stock bonus awards in addition to its more traditional practice of granting stock options.

Currently, the total pool of shares that may be issued under the Plan is 2,800,000 shares. However, because the Plan imposes a separate limit on the number of shares of restricted stock and stock bonus awards that may be issued to no more than 600,000 shares, most of the shares in the total pool may only be used as stock options. As a result of the proposed amendment to the Plan, the separate 600,000 share limit on the number of shares of restricted stock would be removed, thereby allowing the full pool of shares under the Plan to be issued in the form of stock options, restricted stock, or stock bonus awards.

Board Approval

The amendment to the Plan was approved by both the Company’s Compensation Committee and its Board of Directors on February 21, 2006, subject to stockholder approval. The Board of Directors unanimously recommends that you vote FOR approval of the amendment to the Plan.

Summary of the Plan

The following is a brief description of the principal features of the Plan. It is intended to be a summary only and does not purport to be complete. The summary is qualified in its entirety by the full text of the Plan which is attached hereto as Appendix B. If there is any discrepancy between this summary and the Plan, the terms of the Plan shall control.

General. A total of 2,800,000 shares of common stock are currently reserved for issuance under the Plan. This amount will be increased on January 1st of each year by the lesser of 400,000 shares or 2% of the number of shares of the Company’s common stock issued and outstanding on January 1st of each year, unless the Board of Directors shall have determined that such increase shall not occur. The number of shares reserved for issuance under the Plan has increased by 400,000 shares on January 1st of each of 2004, 2005, and 2006. Currently, the sum of restricted stock awards and stock bonus awards issued under the Plan shall not exceed 600,000 shares.

As of March 13, 2006, the number of stock options issued under the Plan was 694,418 of which 32,763 had been exercised. The number of shares of restricted stock and stock bonus awards issued under the Plan was 195,630. Thus, 1,909,952 total shares are currently available for issuance under the Plan, but only 404,370 shares are available for issuance as restricted stock or stock bonus awards. If an award granted under the Plan expires or is terminated, the shares of common stock underlying the award will again be available under the Plan.

Under the Plan, the Company may grant stock options to purchase common stock of the Company at a specified price to any of its employees, consultants, and non-employee directors selected by the Company’s Board of Directors or Compensation Committee. The Company may also grant restricted stock awards and stock bonus awards pursuant to which eligible persons may be issued shares of common stock directly, either through the purchase of those shares or as a bonus for services rendered to the Company. A restricted stock award consists of shares of common stock that are transferred or sold by the Company to a grantee but are subject to both vesting and to restrictions on their sale or other transfer. A stock bonus award consists of shares of common stock that are transferred or sold by the Company to a grantee that are subject to restrictions on their sale or other transfer, but are not subject to vesting.

Administration. The Plan is administered by the Compensation Committee of the Board of Directors unless the Board of Directors in its discretion appoints another person or entity to administer the Plan. For convenience, the administrator of the Plan will be referred to below as the Committee.

The Committee may, subject to the provisions of the Plan, determine the persons to whom awards will be granted, the type of awards to be granted, the number of shares to be made subject to awards, and the exercise price. The Committee may also condition the award on the attainment of certain goals, determine other terms and conditions that shall apply to awards, interpret the Plan and prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee may delegate to senior management the authority to make grants of awards to employees. The terms and conditions of each award granted under the Plan will be set forth in a written award agreement relating to the award.

Term and Conditions of Options. Stock options granted under the Plan may be either “incentive stock options,” as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (i.e., any option that is not such an incentive stock option). The exercise price of a stock option granted under the Plan will be determined by the Committee at the time the option is granted, but the exercise price may not be less than the fair market value of the Company’s common stock (determined generally as the closing price per share of common stock on the trading day most recently preceding the date of grant). Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant. All of the shares available for issuance under the Plan may be made subject to incentive stock options. The option exercise price must be paid in full at the time of exercise, and is payable in cash, by certified or bank check, or if permitted by the Committee, through the delivery of shares of the Company’s common stock which has been held for at least six months.

Termination of Employment. Unless otherwise determined by the Committee, the termination of a participant’s employment or service will immediately cancel any unvested portion of awards granted under the Plan. At the time of grant, the Committee in its discretion may provide that, if a participant’s employment or service terminates other than because of cause, death or disability, all options that are exercisable at the time of termination may be exercised by the participant for no longer than 90 days after the date of termination (or such other period as it determines). If a participant’s employment or service terminates for cause, all options held by the participant will immediately terminate. The Committee may provide that, if a participant’s employment or service terminates as a result of death, all options that are exercisable at the time of death may be exercised by the participant’s heirs or distributees for a period of one year (or such other period as it determines). The Committee may provide that, if a participant’s employment or service terminates because of disability, all options that are exercisable at the time of termination may be exercised for a period of one year (or such other period as it determines). However, in no case may an option be exercised after it expires.

Amendment and Termination of the Plan. The Board of Directors may modify or terminate the Plan or any portion of the Plan at any time (subject to participant consent where such change would adversely affect an award previously granted to the participant), except that an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation, or stock exchange requirement will not be effective unless approved by the requisite vote of stockholders. In addition, the Plan or any outstanding option may not be amended to effectively decrease the exercise price of any outstanding option unless first approved by the stockholders. No awards may be granted under the Plan after the day prior to the tenth anniversary of its adoption date, but awards granted prior to that time can continue after such time in accordance with their terms.

Certain Federal Income Tax Consequences of Options. The following is a discussion of certain federal income tax effects currently applicable to stock options granted under the Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options, or ISOs, will be nonstatutory stock options. Nonstatutory stock options have no special tax status. A grantee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the grantee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the grantee is an employee, the ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the grantee’s holding period is more than one year. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to that grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the grantee as a result of the exercise of a nonstatutory option, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

ISOs. A grantee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO qualifying under Section 422 of the Code. Grantees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a grantee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If a grantee disposes of shares within two years after the date of grant or within one year after the date of exercise, referred to as a disqualifying disposition, the difference between the fair market value of the shares on the exercise date and the option exercise price, not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized, will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the grantee’s holding period is more than one year. Generally, for federal income tax purposes, the Company should be able to deduct any ordinary income recognized by the grantee upon the disqualifying disposition of the shares, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

Term. The Plan shall continue in effect until the earlier of: (i) the tenth anniversary of the Board’s adoption of the Plan (on July 25, 2002), or (ii) the date on which all of the shares of stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the option agreements and restricted stock agreements covering such shares have lapsed.

Vote Required

The persons designated in the enclosed proxy will vote your shares FOR the approval of the amendment to the Plan unless you include instructions to the contrary. The affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on this proposal is required for approval of the amendment to the Plan, provided that the total vote cast represents more than 50% in voting power of all shares entitled to vote on this proposal. In tabulating the vote, abstentions will have the same effect as voting against the proposal and broker non-votes will be disregarded and have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that the stockholders vote FOR the approval of the amendment to the Molina Healthcare, Inc. 2002 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 13, 2006 by:

•	each person, entity, or group known by us to own beneficially more than 5% of our outstanding common stock,

•	each of our named executive officers and directors, and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding these options but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws, and the address of each of the named stockholders is c/o Molina Healthcare, Inc., One Golden Shore Drive, Long Beach, California 90802.

Percentage ownership calculations are based on 27,907,860 shares outstanding as of March 13, 2006.

Name	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares
Directors and Executive Officers:
J. Mario Molina, M.D. (2)	785,642	2.8%
John C. Molina, J.D. (3)	4,249,008	15.2%
M. Martha Bernadett, M.D. (4)	778,527	2.8%
Mark L. Andrews, Esq. (5)	140,550	*
Terry Bayer (6)	9,249	*
William Bracciodieta (7)	5,000	*
Ronna Romney (8)	26,000	*
Charles Z. Fedak, CPA (9)	26,000	*
Sally K. Richardson (10)	24,000	*
Frank Murray, M.D. (11)	9,333	*
John P. Szabo, Jr. (12)	14,333	*
Steven J. Orlando	0	*
All executive officers and directors as a group (12 persons)	6,067,642	21.7%

Other Principal Stockholders
William Dentino (13)	9,636,687	34.6%
Curtis Pedersen (14)	9,153,580	32.8%
Mary R. Molina Living Trust (15)	2,868,234	10.3%
Molina Marital Trust (15)	3,126,907	11.2%
Molina Siblings Trust (16)	3,356,000	12.0%

*	Denotes less than 1%.

(1)	As required by SEC regulation, the number of shares shown as beneficially owned includes shares which could be purchased within 60 days after March 13, 2006.

(2)	Includes:

•	425,642 shares owned by J. Mario Molina, M.D.;

•	160,000 shares owned by the Molina Family Partnership, L.P., of which Dr. Molina is the general partner with sole voting and investment power;

•	200,000 shares owned by Molina Family, LLC, of which Dr. Molina is the sole manager.

(3)	Includes:

•	830,733 shares owned by John C. Molina;

•	11,881 shares owned by Mr. Molina and Michelle A. Molina as community property as to which Mr. Molina has shared voting and investment power;

•	3,356,000 shares owned by the Molina Siblings Trust, of which Mr. Molina is the trustee with sole voting and investment power and J. Mario Molina, M.D., M. Martha Bernadett, M.D., Josephine M. Molina, Janet M. Watt and Mr. Molina are the beneficiaries;

•	50,394 shares owned by the M/T Molina Children’s Education Trust, of which Mr. Molina is the trustee with sole voting and investment power and J. Mario Molina’s children are the beneficiaries; and

(4)	Includes:

•	656,280 shares owned by M. Martha Bernadett, M.D.;

•	14,681 shares owned by Dr. Bernadett and Faustino Bernadett as community property, as to which Dr. Bernadett has shared voting and investment power;

•	87,601 shares owned by 11 Exempt Grandchildren Trusts, of which Dr. Bernadett is the trustee with sole voting and investment power and certain of Mary R. Molina’s grandchildren are the beneficiaries; and

•	19,965 shares owned by 10 Exempt Grandchildren Trusts II, of which Dr. Bernadett is the trustee with sole voting and investment power and certain of Mary R. Molina’s grandchildren are the beneficiaries.

(5)	Includes 135,550 shares that may be purchased pursuant to options, and 5,000 vested shares which are subject to a restriction on transfer until August 2, 2007.

(6)	Includes 4,249 fully vested and transferable shares, and 5,000 vested shares which are subject to a restriction on transfer until August 2, 2007.

(7)	Includes 5,000 vested shares which are subject to a restriction on transfer until August 2, 2007.

(8)	Includes 8,000 shares and 18,000 options which may be exercised within 60 days.

(9)	Includes 8,000 shares and 18,000 options which may be exercised within 60 days.

(10)	Includes 10,000 shares and 14,000 options which may be exercised within 60 days.

(11)	Includes 2,000 shares and 7,333 options which may be exercised within 60 days.

(12)	Includes 11,000 shares and 3,333 options which may be exercised within 60 days.

(13)	Includes:

•	1,000 shares held by Mr. Dentino;

•	2,868,234 shares owned by the Mary R. Molina Living Trust, of which Mr. Dentino and Curtis Pedersen are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary, and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

•	3,126,907 shares owned by the Molina Marital Trust, of which Mr. Dentino and Mr. Pedersen are co-trustees with shared voting and investment power, Mary R. Molina is the income beneficiary, and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

•	905,439 shares owned by the MRM GRAT 904/2 with respect to which Mr. Dentino and Mr. Pedersen are co-trustees with shared voting and investment power, Mary R. Molina is the current beneficiary, and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

•	2,250,000 shares owned by the MRM GRAT 905/2A, MRM GRAT 905/2B, MRM GRAT 905/4A, MRM GRAT 905/4B, MRM GRAT 905/7A, MRM GRAT 905/7B, and MRM GRAT 1205/2, with respect to which Mr. Dentino and Mr. Pedersen are co-trustees with shared voting and investment power, Mary R. Molina is the current beneficiary, and trusts for each of J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

•	121,937 shares owned by the Janet M. Watt Trust (1995), of which Ms. Watt and Mr. Dentino are co-trustees with shared investment power and Ms. Watt is the beneficiary, as to which Ms. Watt has sole voting power pursuant to a proxy;

•	237,303 shares owned by the Josephine M. Molina Trust (1995), of which Ms. Molina and Mr. Dentino are co-trustees with shared investment power and Ms. Molina is the beneficiary, as to which Ms. Molina has sole voting power pursuant to a proxy;

•	41,956 shares owned by the Molina Children’s Trust for Janet M. Watt (1997), of which Mr. Dentino and Janet M. Watt are co-trustees with shared voting and investment power and Ms. Watt is the beneficiary; and

•	83,911 shares owned by the Molina Children’s Trust for Josephine M. Molina (1997), of which Mr. Dentino and Josephine M. Battiste are co-trustees with shared voting and investment power and Ms. Molina is the beneficiary.

Mr. Dentino is counsel to Mrs. Mary R. Molina and has provided legal services to various Molina family members and entities in which they have interests. His address is 555 Capitol Mall, Suite 1500, Sacramento, California 95814.

(14)	Includes:

•	3,000 shares owned by Mr. Pedersen and Rosi A. Pedersen as community property, as to which Mr. Pedersen has shared voting and investment power;

•	2,868,234 shares owned by the Mary R. Molina Living Trust, of which Mr. Pedersen and Mr. Dentino are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

•	3,126,907 shares owned by the Molina Marital Trust, of which Mr. Pedersen and Mr. Dentino are co-trustees with shared voting and investment power, Mary R. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Molina are the remainder beneficiaries;

•	905,439 shares owned by the MRM GRAT 904/2 with respect to which Mr. Pedersen and Mr. Dentino are co-trustees with shared voting and investment power, Mary R. Molina is the current beneficiary, and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

•	2,250,000 shares owned by the MRM GRAT 905/2A, MRM GRAT 905/2B, MRM GRAT 905/4A, MRM GRAT 905/4B, MRM GRAT 905/7A, MRM GRAT 905/7B, and MRM GRAT 1205/2, with respect to which Mr. Pedersen and Mr. Dentino are co-trustees with shared voting and investment power, Mary R. Molina is the current beneficiary, and trusts for each of J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries;

Mr. Pedersen is the uncle of J. Mario Molina, M.D., John C. Molina, J.D. and M. Martha Bernadett, M.D.

(15)	Mr. Dentino and Curtis Pedersen are co-trustees with shared voting and investment power, Mary R. Molina is the income beneficiary, and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt, and Josephine M. Molina are the remainder beneficiaries.

(16)	John C. Molina is the trustee with sole voting and investment power and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Josephine M. Molina, and Janet M. Watt are the beneficiaries.

EXECUTIVE OFFICERS

Two of our directors, J. Mario Molina, M.D. and John C. Molina, J.D., and the following persons are our executive officers:

Mark L. Andrews, Esq., age 48, has served as Executive Vice President, Legal Affairs and General Counsel since 1998. He also has served as a member of the Executive Committee of our company since 1998. Before joining our company, Mr. Andrews was a partner at Wilke, Fleury, Hoffelt, Gould & Birney of Sacramento, California, where he chaired that firm’s health care and employment law departments and represented Molina as outside counsel from 1994 through 1997. Mr. Andrews holds a Juris Doctorate degree from Hastings College of the Law.

M. Martha Bernadett, M.D., age 42, has served as Executive Vice President, Research and Development since 2002. Dr. Bernadett is the principal investigator on a grant from the Robert Wood Johnson Foundation to improve healthcare access for Latinos. She was formerly responsible for the operation of staff model clinics in California. She earned an M.D. from the University of California, Irvine and an M.B.A. from Pepperdine University. Dr. Bernadett is the sister of J. Mario Molina, M.D. and John C. Molina.

Terry P. Bayer, age 55, was named as our Chief Operating Officer on November 7, 2005. She had formerly served as our Executive Vice President, Health Plan Operations since January 18, 2005. Ms. Bayer has 25 years of healthcare management experience, including staff model clinic administration, provider contracting, managed care operations, disease management, and home care. Prior to joining us, her professional experience included regional responsibility at FHP, Inc. and multi-state responsibility as Regional Vice-President at Maxicare; Partners National Health Plan, a joint venture of Aetna Life Insurance Company and Veterans Health Administration (VHA); and Lincoln National. She has also served as Executive Vice President of Managed Care at Matria Healthcare, President and Chief Operating Officer of Praxis Clinical Services, and as Western Division President of AccentCare. She holds a Juris Doctorate from Stanford University, a Master’s degree in Public Health from the University of California, Berkeley, and a Bachelor’s degree in Communications from Northwestern University.

Dr. William P. Bracciodieta, M.B.A, age 60, was named as our Chief Medical Officer on June 22, 2005. He is responsible for the medical management of all of our health plan subsidiaries, including oversight of all utilization management, quality improvement, credentialing, pharmacy, and risk management activities. Dr. Bracciodieta has more than 30 years of experience in healthcare services. Prior to joining Molina, he served as the Senior Vice President and Chief Medical Officer for Health Net, Inc.; Senior Vice President and Chief Medical Officer for Trigon Blue Cross Blue Shield; Vice President and Chief Medical Director of Medical Affairs for Humana Inc. in Florida; and Vice President for FHP. Dr. Bracciodieta is an Associate Clinical Professor of Neurology at the University of Southern California School of Medicine. He holds a Bachelor’s degree from Columbia University, a Master of Business Administration degree from Pacific Western University, and a Medical degree from the New York Medical College. He has fellowships from the American College of Medical Quality, the Stroke Council of the American Heart Association, and the American EEG Society.

Executive officers are appointed annually by the Board of Directors, subject to the terms of their employment agreements.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation earned in fiscal years 2005, 2004, and 2003 by individuals who served as our Chief Executive Officer and the remaining four most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2005. We refer to these executives collectively as our named executive officers.

		Annual Compensation				Long Term Compensation Awards				All Other Compensation ($) (2)
Name And Principal Position	Year	Salary ($) (1)	Bonus ($)		Other Annual Compensation ($)	Restricted Stock Awards ($)		Securities Underlying Options (#)
J. Mario Molina, M.D.	2005	$675,003	$—		—	—		—		$9,350	(3)
Chief Executive Officer, President, and Chairman	2004 2003	642,836 500,000	— 50,000		— —	— —		— —		9,041 9,566	(3) (3)

John C. Molina, J.D.	2005	451,005	—		—	—		—		8,892	(4)
Chief Financial Officer, Treasurer and Director	2004 2003	435,077 400,000	— 50,000		— —	— —		— —		8,730 11,114	(4) (4)

Mark L. Andrews, Esq.	2005	430,000	143,300	(5)	—	133,200	(6)	12,000	(7)	9,350	(8)
Chief Legal Officer, General Counsel and Corporate Secretary	2004 2003	399,083 323,400	75,000 50,000		— —	— —		30,000 —	(7)	9,010 8,954	(8) (8)

M. Martha Bernadett, M.D.	2005	300,000	—		—	—		—		8,940	(9)
Executive Vice President, Research and Development	2004 2003	317,308 298,062	— 25,962		— —	— —		— —		8,730 8,510	(9) (9)

Terry Bayer (10)	2005	350,000	143,300	(5)	—	—		21,000	(7)	8,966	(12)
Chief Operating Officer	2004 2003	87,500 —	—		— —	319,680 —	(11)	— —		74 —

(1)	Salary includes base compensation and payments made, if any, to the named executive in lieu of paid time off.

(2)	All other compensation includes employer matching contributions under the Company’s 401(k) plan and the portion of premiums on life insurance benefits in excess of $50,000.

(3)	401(k) contributions of $8,400, $8,200, and $8,000 in 2005, 2004, and 2003, respectively, and insurance premiums of $950, $841, and $1,566 in 2005, 2004, and 2003, respectively.

(4)	401(k) contributions of $8,400, $8,200, and $8,000 in 2005, 2004, and 2003, respectively, and insurance premiums of $582, $530, and $3,114 in 2005, 2004, and 2003, respectively.

(5)	Stock awards of 5,000 shares each to Ms. Bayer and Mr. Andrews were made in compensation for 2005 performance on February 2, 2006. The closing market price of our common stock on the NYSE at February 2, 2006 was $28.66. These shares vested immediately, but the recipient may not sell them until 18 months from the date of grant.

(6)	Represents a grant of 5,000 shares of restricted stock made on July 1, 2005 and valued as of the end of the last completed fiscal year. The closing market price of our common stock on the NYSE at December 30, 2005, was $26.64. The shares vest in one-fifth increments on July 1st of each of 2006, 2007, 2008, 2009, and 2010.

(7)	Options granted to each named executive officer during 2005, 2004, and 2003 to purchase the Company’s common shares.

(8)	401(k) contributions of $8,400, $8,200, and $8,000 in 2005, 2004, and 2003, respectively, and insurance premiums of $950, $810, and $954 in 2005, 2004, and 2003, respectively.

(9)	401(k) contributions of $8,400, $8,200, and $8,000 in 2005, 2004, and 2003, respectively, and insurance premiums of $540, $530, and $510 in 2005, 2004, and 2003, respectively.

(10)	Ms. Bayer was hired on September 27, 2004.

(11)	Represents a grant of 12,000 shares of restricted stock made on September 27, 2004 and valued as of the end of the last completed fiscal year. The closing market price of our common stock on the NYSE at December 30, 2005, was $26.64. 4,000 of the shares vested on September 27, 2005. An additional 4,000 shares will vest on September 27, 2006, with the final 4,000 shares to vest on September 27, 2007.

(12)	401(k) contributions of $8,400 and $0 in 2005 and 2004, respectively, and insurance premiums of $516 and $74 in 2005 and 2004, respectively.

Stock Option Grants In Last Fiscal Year

The following table sets forth the information concerning grants of stock options during the fiscal year ended December 31, 2005 to our named executive officers:

	Individual Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Shares Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share (2)	Expiration Date
Name					5%	10%
Mark Andrews	12,000	9.6%	$44.29	07/01/2015	$334,000	$847,000
Terry Bayer	21,000	16.7%	$44.29	07/01/2015	$585,000	$1,482,000

(1)	All options granted during the fiscal year ended December 31, 2005 were granted pursuant to the 2002 Equity Incentive Plan. These options vest over a three-year period during which one-third will vest on the first anniversary of the date of grant and a further one-third will vest on the second and third anniversary of the date of grant.

(2)	All options in this table have exercise prices equal to the fair market value of the Company’s common stock on the date of grant.

(3)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed annual compounded rates of appreciation only from the date of the grant to the expiration date of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Year-End Option Exercise and Option Value Table.    The following table sets forth information concerning the number and value of unexercised options to purchase common stock held by the named executive officers. The values of the unexercised in-the-money options have been calculated on the basis of the closing price of our common stock on The New York Stock Exchange on December 31, 2005 of $26.64.

Aggregated Option Exercises in Fiscal Year Ended December 31, 2005

And Fiscal Year-End Option Values

	Number of Shares Acquired in Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Mario Molina, M.D.	—	$—	—	—	$—	$—
John C. Molina, J.D.	—	—	—	—	—	—
M. Martha Bernadett, M.D.	—	—	—	—	—	—
Mark L. Andrews	30,000	1,357,065	135,550	22,000	2,693,352	—
Terry Bayer	—	—	—	21,000	—	—

Securities Authorized for Issuance Under Equity Compensation Plans (as of December 31, 2005)

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	694,452	(1)	$14.64	2,140,470	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	694,452		$14.64	2,140,470

(1)	Options to purchase shares of our common stock issued under the 2000 Omnibus Stock and Incentive Plan. All such options vested upon the completion of our initial public offering of common stock in July 2003. Further grants under the 2000 Omnibus Stock and Incentive Plan have been frozen.

(2)	Includes only shares issuable under the 2002 Equity Incentive Plan and the 2002 Employee Stock Purchase Plan. The number of shares available for issuance under the 2002 Equity Incentive Plan will automatically increase by the lesser of 400,000 shares or 2% of total outstanding capital stock on a fully diluted basis on January 1st of each year, unless the Board determines not to permit the automatic increase. The number of shares available for issuance under the 2002 Equity Incentive Plan increased by 400,000 on both January 1, 2005 and January 1, 2006. The number of shares available for issuance under the 2002 Employee Stock Purchase Plan will automatically increase by 1% of total outstanding capital stock on a fully diluted basis on January 1st of each year, unless the Board determines not to permit the automatic increase. The number of shares available for issuance under the 2002 Employee Stock Purchase Plan increased by 276,024 on January 1, 2005 and by 277,924 on January 1, 2006.

Employment Agreements

We have entered into employment agreements with our Chief Executive Officer, J. Mario Molina, M.D., our Executive Vice President, Financial Affairs, Chief Financial Officer, and Treasurer, John C. Molina, J.D., our Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary, Mark L. Andrews, and our Executive Vice President, Development, M. Martha Bernadett, M.D.

The agreements with each of Dr. Molina, Mr. Molina, Mr. Andrews, and Ms. Bernadett have an initial term, with automatic one year extensions unless terminated by either party. The agreement with Dr. Molina had an initial term of three years which began on January 1, 2002, an initial base annual salary of $500,000 which increased to $575,000 in 2004 and $675,000 in 2005, and a discretionary annual bonus of up to the lesser of $500,000 or 1% of our earnings before interest, taxes, depreciation and amortization for such year. Effective March 18, 2006, Dr. Molina’s annual salary has been increased to $775,000. The agreement with John C. Molina had an initial term of two years which began on January 1, 2002, an initial base annual salary of $400,000 which increased to $420,000 in 2004 and $420,000 in 2005, and a discretionary annual bonus of up to 50% of his base annual salary. Effective February 20, 2006, John Molina’s annual salary has been increased to $700,000. The agreement with Mark L. Andrews had an initial term of three years, which began on December 1, 2001, an initial base annual salary of $323,400 which increased to $375,000 in 2004 and $430,000 in 2005, and a discretionary annual bonus of up to 80% of his base annual salary. The agreement with Dr. Bernadett had an initial term of one year, which began on January 1, 2002, a base annual salary of $300,000, and a discretionary bonus of up to 33% of her base annual salary. Each of the base annual salaries is subject to review and increase at least annually.

The agreements with each of Dr. Molina, Mr. Molina, Mr. Andrews, and Ms. Bernadett provide for the employees’ continued employment for a period of two years following the occurrence of a change of control (as defined below) of our ownership. Under these agreements, each executive’s terms and conditions of employment, including his or her rate of base salary, bonus opportunity, benefits, and title, position, duties, and responsibilities, are not to be modified in a manner adverse to the executive following the change of control. If an eligible executive’s employment is terminated by us without cause (as defined below) or is terminated by the executive for good reason (as defined below) within two years of a change of control, we will provide the executive with two times the executive’s annual base salary and target bonus for the year of termination, full vesting of Section 401(k) employer contributions and stock options, and continued retirement, deferred compensation, health and welfare benefits for the earlier of three years or the date the executive receives substantially similar benefits from another employer. Additionally, if the executive’s employment is terminated by us without cause or the executive resigns for good reason before a change of control, the executive will be entitled to receive one year’s base salary, the target bonus for the year of the employment termination, full vesting of Section 401(k) employer contributions and stock options and continued retirement, deferred compensation, health and welfare benefits for the earlier of eighteen months or the date the executive receives substantially similar benefits from another employer. Payment of severance benefits is contingent upon the executive signing a release agreement waiving claims against us.

The agreements with each of Dr. Molina, Mr. Molina, Mr. Andrews, and Ms. Bernadett also ensure that an executive who receives severance benefits—whether or not in connection with a change in control—will also receive various benefits and payments otherwise earned by or owing to the executive for his prior service. Such an executive will receive a pro-rata target bonus for the year of his employment termination and payment of all accrued benefit obligations. We will also make additional payments to any eligible executive who incurs any excise taxes pursuant to the golden parachute provisions of the Internal Revenue Code in respect of the benefits and other payments provided under the agreement or otherwise on account of the change of control. The additional payments will be in an amount such that, after taking into account all applicable federal, state and local taxes applicable to such additional payments, the executive is able to retain from such additional payments an amount equal to the excise taxes that are imposed without regard to these additional payments.

A change of control generally means a merger or other change in corporate structure after which the majority of our stockholders are no longer stockholders, a sale of substantially all of our assets or our approved dissolution or liquidation. Cause is generally defined as the occurrence of one or more acts of unlawful actions involving moral turpitude or gross negligence or willful failure to perform duties or intentional breach of obligations under the employment. Good reason generally means the occurrence of one or more events that have an adverse effect on the executive’s terms and conditions of employment, including any reduction in the executive’s base salary, a material reduction of the executive’s benefits or substantial diminution of the executive’s incentive awards or fringe benefits, a material adverse change in the executive’s position, duties, reporting relationship, responsibilities or status with us, the relocation of the executive’s principal place of employment to a location more than 50 miles away from his prior place of employment or an uncured breach of the employment agreement. However, no reduction of salary or benefits will be good reason if the reduction applies to all executives proportionately.

There are no equity instruments issued by us whereby holders have a put right to require us to repurchase their shares at their election. In addition, we do not anticipate additional purchases of vested options or shares from other holders.

RELATED PARTY TRANSACTIONS

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers and certain other key officers. The indemnification agreements provide that the director or officer will be indemnified to the fullest extent not prohibited by law for claims arising in such person’s capacity as a director or officer. We believe that these agreements are necessary to attract and retain skilled directors and management with experience relevant to our industry. In addition, our obligations under the indemnification agreements with certain of our independent directors are guaranteed up to a maximum of $22.5 million by the Mary R. Molina Living Trust, the beneficial owner of approximately 10.3% of our common stock as of March 13, 2006.

Facility Leases

Agreements to lease two medical buildings from the Molina Family Trust were entered into in April 1995. These leases have five five-year renewal options and the rates may change every five years based on the Consumer Price Index. Effective May 2001, we entered into a similar agreement with the Molina Siblings Trust for the lease of another medical clinic, which we also use as a backup data center. In December 2004, we purchased this clinic from the Molina Siblings Trust for $1,850,000. Rental expense for these leases totaled $367,000 for the year ended December 31, 2004. Rental rates under these leases are equal to the average of the rates of our leases with third parties as a means of approximating fair value. We exercised our five year renewal option on the remaining two clinics effective March 31, 2005. Future minimum lease payments under the two remaining leases as of December 31, 2005 are as follows: $97,000 in 2006; $97,000 in 2007; $97,000 in 2008; $97,000 in 2009; and $24,000 thereafter.

Pacific Hospital

During the second half of 2005, we reimbursed certain medical claims in the aggregate amount of approximately $375,000 with Pacific Hospital of Long Beach, a non-contracted provider. Pacific Hospital is owned by Abrazos Healthcare, Inc., the shares of which are held as community property by the husband of Dr. Martha Bernadett, our Executive Vice President, Research and Development. The claims submitted to us by Pacific Hospital were reimbursed at prevailing market rates.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee operates under a written charter adopted by the Board of Directors on February 27, 2003, a copy of which is included herewith as Appendix A and is posted on our website at www.molinahealthcare.com.

Management is responsible for the implementation of the Company’s internal controls and the preparation of the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States and various other financial reporting-related functions. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion, based upon their audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, oversight and monitoring of these processes.

In this context, the Audit Committee met at least quarterly and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2005 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence from the Company.

Based on the review discussed above, the Audit Committee approved the consolidated audited financial statements for inclusion in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission and so recommended to the Board of Directors. The Board of Directors also approved the consolidated audited financial statements for inclusion in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Charles Z. Fedak, CPA, M.B.A., Chair

Ronna Romney

John P. Szabo, Jr.

Steven J. Orlando

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers the Company’s executive compensation program and determines the compensation paid to the Company’s chief executive officer. The Compensation Committee also administers the Company’s 2002 Equity Incentive Plan. The Compensation Committee consists of only independent, non-employee directors who are appointed by the Board, and operates under a written charter approved by the Board.

Compensation Philosophy

The general philosophy of the Compensation Committee is based on the premise that compensation should be aligned with and support the Company’s business strategy and long-term goals. The Compensation Committee believes it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience at similar companies. The Compensation Committee develops its executive compensation program with reference to current data available regarding our competitors in the managed care markets, and with the assistance of an outside compensation consultant. Specifically, the Compensation Committee designs compensation plans and incentives to link the financial interests of the Company’s executive officers to the interests of its stockholders, to encourage support of the Company’s long-term goals, to tie executive compensation to the Company’s performance, to attract and retain talented leadership, and to encourage significant ownership of the Company’s common stock by its executive officers and management personnel.

There are two primary types of compensation provided to the Company’s executive officers:

•	Annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions, and annual performance bonuses intended to link officers’ compensation to the Company’s performance.

•	Long-term compensation, which includes equity-based compensation intended to encourage actions to maximize stockholder value.

Annual Base Salary.    The Compensation Committee sets the salary level of the Company’s chief executive officer, who in turn sets the salary level of the Company’s other executive officers. The base salary of the chief executive officer is determined by evaluating the responsibilities of the position held and the competitive marketplace for executive talent. Consistent with its stated philosophy, the Compensation Committee aims to position the annual base salary of the Company’s chief executive officer at a level that is comparable to that paid in the industry, with consideration of the performance of the Company and his or her individual performance.

Annual Incentive Bonuses.    The Company pays a bonus to its chief executive officer based primarily upon the Company’s performance during the year and the performance of the chief executive officer. In determining the incentive bonus amount paid to the chief executive officer, the Committee considers several factors, including the Company’s growth and strength of financial position, the Company’s earnings and stock price performance, and non-financial performance relating to overall Company improvements.

Long-Term Equity Based Compensation.    The Compensation Committee administers the Company’s 2002 Equity Incentive Plan and is committed to long-term incentive programs for executives that promote the long-term growth of the Company. The general purpose of long-term awards, in the form of either stock options or shares of restricted stock subject to vesting or restriction on transfer over time, is to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Additionally, long-term awards foster the retention of executive officers and provide executive officers with an incentive to achieve superior performance over time. In approving grants of stock options or shares of restricted stock, the Committee bases its decision on each individual’s performance and potential to improve stockholder value. The Committee has broad discretion to determine the terms and conditions applicable to each equity grant, including the vesting schedule and terms upon which stock options may be exercised or restricted shares transferred. Since the exercise price of each stock option must be at least equal to the market price of our common stock on the date of grant, the options do not become valuable to the holder unless our shares increase in market value above the price of the common stock on the date of grant and the executive officer remains with the Company through the applicable vesting period.

Our Company is somewhat unique in that the chief executive officer and chief financial officer already hold a substantial equity interest in the Company as a result of the founding of the Company by Dr. C. David Molina, the father of Dr. J. Mario Molina and John Molina. As a result of their existing equity stake in the Company, the Compensation Committee has historically not granted long-term equity based compensation to executive officers who are members of the immediate Molina family. The Compensation Committee continued this practice in 2005. However, the Compensation Committee re-evaluates this matter annually, and may in the future grant long-term equity based compensation to members of the Molina family who are executive officers in order to further incentivize achievement of the Company’s long-term goals.

In 2005, the Compensation Committee granted to the other named executive officers of the Company 33,000 options to purchase shares of the Company’s common stock, and also granted 5,000 shares of restricted stock. The options were granted at an exercise price equal to the fair market value of the common stock on the date of grant, become exercisable in three cumulative annual installments commencing one year after the date of grant, and expire ten years from the date of grant. The shares of restricted stock vest in one-fifth increments on each anniversary of the date of grant.

Compensation of Chief Executive Officer. During 2005, the Company’s chief executive officer received base annual salary of $675,000, which represents a 5% increase over the annual base salary paid to the chief executive officer during 2004.

The Company’s chief executive and chief financial officers are eligible to receive cash bonuses. However, because of the Company’s unsatisfactory performance during 2005, neither the chief executive officer nor the chief financial officer was paid a bonus for 2005.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its executive officers named in its summary compensation table to $1 million per executive per year. This limitation applies only to compensation that is not considered to be performance-based. Based on fiscal year 2005 compensation levels, no such limits on the deductibility of compensation applied to any officer of the Company.

Compensation Committee

John P. Szabo, Jr., Chair

Charles Z. Fedak, CPA, MBA

Sally K. Richardson

Dr. Frank E. Murray

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following discussion shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

During the fiscal year ended December 31, 2005, the Compensation Committee consisted of John P. Szabo (Chairman), Jr., Charles Z. Fedak, Sally K. Richardson, and Dr. Frank E. Murray. No member of our Compensation Committee currently serves, or served during the fiscal year ended December 31, 2005, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

The following discussion shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The following line graph compares the percentage change in the cumulative total return on our common stock against the cumulative total return of the Standard & Poor’s Corporation Composite 500 Index (the “S&P 500”) and a peer group index for the 30-month period from July 2, 2003 (the date of our initial public offering of common stock) to December 31, 2005. The graph assumes an initial investment of $100 in Molina Healthcare, Inc. common stock and in each of the indices.

The peer group index consists of WellPoint, Inc. (WLP), United Health Group, Inc. (UNH), Health Net, Inc. (HNT), Coventry Health Care, Inc. (CVH), Centene Corporation (CNC), Amerigroup Corporation (AGP), and Humana, Inc. (HUM).

COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*

AMONG MOLINA HEALTHCARE, INC., THE S & P 500 INDEX, AND A PEER GROUP

*	$100 invested on 7/2/03 in stock or on 6/30/03 in index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

DISCLOSURE OF AUDITOR FEES

Ernst & Young, LLP served as our Independent Registered Public Accountant during 2005 and 2004. Fees earned by Ernst & Young LLP for years ended December 31, 2005 and 2004 were as follows:

	December 31,
	2005	2004
Audit Fees including our annual audits, review of our quarterly reports on Form 10-Q, audit of internal controls over financial reporting, and filings with the Securities and Exchange Commission in connection with our secondary and initial public offerings of common stock	$1,543,000	$1,257,000
Audit Related Fees, including review of documentation of internal controls over financial reporting, employee benefit plan audits, and accounting consultations	$71,000	$330,000
Tax Fees, including tax compliance, tax advice and tax planning	$629,000	$781,000

The Audit Committee has considered the nature of the services underlying these fees and does not consider them to be incompatible with the Independent Registered Public Accountant’s independence.

A representative of Ernst & Young, LLP is expected to be present at the Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act, who fail to timely file reports of beneficial ownership and changes in beneficial ownership of common stock or other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of such reports filed for the fiscal year ended December 31, 2005, the Company believes that all reports were filed on a timely basis.

OTHER INFORMATION

Cost of Solicitation

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company and its directors, officers, employees, and consultants may also solicit proxies personally, by telephone, or other appropriate means. No additional compensation will be paid to directors, officers, or other employees for such services. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Proposals of Stockholders

If a stockholder intends to present a proposal at the 2006 annual meeting of stockholders and desires to have the Company include that proposal in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), then the stockholder must ensure that the Company receives the proposal no later than December 1, 2006. Proposals should be sent to the Company’s Corporate Secretary, Molina Healthcare, Inc., One Golden Shore Drive, Long Beach, California 90802-4202.

A stockholder who otherwise intends to present business at the 2006 annual meeting of stockholders must comply with the requirements set forth in the Company’s Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting, a stockholder must deliver written notice that complies with the Bylaws to the Secretary of the Company not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Since the Company’s 2006 Annual Meeting is being held on May 3, 2006, the Company must receive written notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 by February 2, 2007, and no earlier than January 3, 2007.

If the notice is received after February 2, 2007, then the notice will be considered untimely and the Company is not required to present such proposal at the 2007 annual meeting of stockholders. If the Board chooses to present a proposal submitted other than pursuant to Rule 14a-8 at the 2007 annual meeting of stockholders, then the persons named in the proxies solicited by the Board for the 2007 annual meeting of stockholders may exercise discretionary voting power with respect to such proposal.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Joseph M. Molina, M.D.
Chairman of the Board, Chief Executive Officer and President

Dated: March 31, 2006

APPENDIX A

MOLINA HEALTHCARE, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee’s purposes include but are not limited to:

•	Assisting with the Board of Directors’ oversight of among other things:

•	the integrity of the Company’s financial statements;

•	review of the independent auditor’s qualifications and independence;

•	the performance of the Company’s internal audit function;

•	the performance of the Company’s independent auditor; and

•	the Company’s compliance with legal and regulatory requirements

•	Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company’s management, internal auditors, and independent auditor.

•	Preparing the report of the Audit Committee to be included in the Company’s annual proxy statement, as required by the rules of the SEC.

COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), other applicable laws and the New York Stock Exchange, Inc. Each member of the Audit Committee shall be financially literate. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as each such qualification is interpreted by the Board of Directors in its business judgment, and at least one member shall be a “audit committee financial expert” as such term is defined by the SEC. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of the Governance and Nominating Committee. The Board of Directors may, by majority vote, remove members of the Audit Committee.

RESPONSIBILITIES AND POWERS

The Audit Committee’s responsibilities and powers include but are not limited to:

1.	Reviewing the annual audited financial statements with management and the independent auditor. In connection with such review, the Audit Committee will:

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

•	Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

•	Review with the independent auditor any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work.

•	Review with the independent auditor and the senior internal auditing executive the adequacy of the Company’s internal financial and accounting controls and any significant findings and recommendations.

MOLINA HEALTHCARE, INC.

AUDIT COMMITTEE CHARTER

•	Review all reports required to be submitted by the independent auditor concerning (a) all critical accounting policies and practices used, (b) all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent auditor and (c) any other material written communications between the independent auditor and management, including all management letters and management’s response to any such letter.

•	Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection of application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company and (c) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information).

2.	Discussing with management and the independent auditor the Company’s quarterly financial statements in advance of SEC filings.

3.	Discussing with management and the independent auditor the Company’s disclosures under “Management’s Discussion and Analysis” prior to the filing of the Company’s quarterly and annual SEC reports.

4.	Discussing the Company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. (This may be done generally by discussing the types of information to be disclosed and the type of presentation to be made. The Audit Committee need not discuss in advance each earnings release or each instance in which the Company provides earnings guidance.)

5.	Overseeing the external audit coverage. The Company’s independent auditor reports o the Audit Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Have the sole authority to appoint and replace the independent auditor.

•	Have the sole authority to approve the engagement letter with, and the fees to be paid to, the independent auditor.

•	Pre-approve all non-audit services to be performed by the independent auditor and the related fees for such services (subject to the limited exceptions set forth in the Sarbanes-Oxley Act), with each such pre-approval to be reported in the Company’s next periodic report to be filed with the SEC.

•	Obtain confirmation and assurance as to the independence of the independent auditor, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between such independent auditor and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking appropriate action in response to the independent auditor’s report to satisfy itself of their independence.

•	At least annually, obtain and review a report by the independent auditor describing (a) the firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, in respect of one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (c) all relationships between the independent auditor and the Company.

MOLINA HEALTHCARE, INC.

AUDIT COMMITTEE CHARTER

•	Meet with the independent auditor prior to the annual audit to discuss planning and staffing of the audit.

•	Review and evaluate the performance of the independent auditor, as the basis for a decision to reappoint or replace the independent auditor.

•	Assure regular rotation of the lead audit partner, as required by the Sarbanes-Oxley Act, and consider whether rotation of the outside auditor is required to ensure independence.

6.	Oversee internal audit coverage. In connection with its oversight responsibilities, the Audit Committee will:

•	Review the appointment or replacement of the senior Company employee responsible for internal auditing or outside internal audit contractor.

•	Review (in consultation with management, the independent auditor and the senior Company employee responsible for internal auditing) the plan and scope of internal audit activities.

•	Review internal audit activities, budget and staffing.

•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

7.	Review with the independent auditor and the senior Company employee responsible for internal auditing the adequacy of the Company’s internal controls and any significant findings and recommendations with respect to such controls.

8.	Resolve any differences in financial reporting between management and the independent auditor.

9.	Establish procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

10.	Discuss policies with respect to risk assessment and risk management.

11.	Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

12.	Set clear hiring policies for employees or former employees of the independent auditor.

13.	Meet periodically (and not less than annually) in separate executive session with each of the chief financial officer, the senior Company employee responsible for internal auditing and the independent auditor.

14.	Review and make approval decisions regarding all “related-party transactions” requiring disclosure under SEC Regulation S-K, Item 404.

15.	Review periodically with the Company’s General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements of the Company and (ii) the Company’s corporate compliance policies and codes of conduct.

16.	The Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve fees and engagement terms relating to any such engagement.

17.	Report regularly to the Board of Directors with respect to Audit Committee activities.

18.	Prepare the report of the Audit Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

19.	Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

20.	Participate in an annual evaluation of the performance of the Audit Committee as directed by the Corporate Governance and Nominating Committee.

MOLINA HEALTHCARE, INC.

AUDIT COMMITTEE CHARTER

MEETINGS

The Audit Committee shall meet at least quarterly or more frequently if circumstances dictate. Two members shall constitute a quorum so long as one of the members present is the “audit committee financial expert.” A majority of the members present shall decide any question brought before the Audit Committee. At the discretion of the Audit Committee, the non-voting management liaison to the Audit Committee designated by the Board of Directors shall attend Audit Committee meetings.

The Audit Committee’s responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Audit Committee relies to a significant extent on information and advice provided by management and independent advisors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

APPENDIX B

MOLINA HEALTHCARE, INC.

2002 EQUITY INCENTIVE PLAN*

SECTION 1. GENERAL PURPOSE OF THE PLAN & DEFINITIONS

The name of the plan is the Molina Healthcare, Inc. 2002 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, directors, employees, and Consultants of Molina Healthcare, Inc., a California corporation (the “Company”), and its Subsidiaries (each as defined below), upon whose judgment, initiative, and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with and further the interests of the Company.

The following terms shall be defined as set forth below:

“Acquired Company” has the meaning specified in Section 10(c).

“Act” means the Securities Act of 1933, as amended.

“Assumption” has the meaning specified in Section 10(b).

“Award” or “Awards” shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Bonus Awards, or any combination of the foregoing.

“Board” means the Board of Directors of the Company or its successor entity.

“Code” means the Internal Revenue Code of 1986, as amended, and related rules, regulations, and interpretations.

“Committee” has the meaning specified in Section 2(a).

“Company” has the meaning specified in the first paragraph of Section 1.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an employee or director) to the Company or any Subsidiary; provided that, the identity of such person, the nature of such services, or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Act.

“Covered Employee” means an employee described in Section 162(m)(3) of the Code.

“Disability” has the meaning specified in Section 22(e)(3) of the Code.

“Effective Date” has the meaning specified in Section 14.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Stock for a given date means (i) the last reported closing price for a share of Stock on the NYSE; or (ii) in the absence of reported sales on the NYSE on a given date, the closing price of

*	The proposed amendment in the form of three separate deletions is shown as struck-through text.

MOLINA HEALTHCARE, INC.

2002 EQUITY INCENTIVE PLAN

the NYSE on the last date on which a sale occurred prior to such date; or (iii) if the stock is no longer publicly traded on the NYSE, the Committee in good faith shall determine Fair Market Value; provided that, if the date for which the Fair Market Value is determined is the first day when trading prices for the Stock are reported on the NYSE, the Fair Market Value shall be the public offering price set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422(b) of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment, public offering pursuant to an effective registration statement under the Act, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities or such other event as a result of or following which the Stock shall be publicly held.

“NYSE” means the New York Stock Exchange.

“Non-Qualified Stock Option” means any Stock Option that is not designated as an Incentive Stock Option or which does not qualify as an Incentive Stock Option.

“Option” or “Stock Option” means any right to purchase shares of Stock granted pursuant to Section 5.

“Option Agreement” means a written agreement between the Company and a grantee setting forth the terms, conditions, and restrictions of the Option granted to the grantee and any shares of Stock acquired upon the exercise thereof. An Option Agreement may consist of a “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference or such other form or forms as the Committee may approve from time to time.

“Option Shares” means the shares of Stock which are issuable upon exercise of a Stock Option.

“Outside Director” means an individual who meets the requirements to qualify as an “outside director” as defined under Treas. Reg. Sect. 1.162-27(e)(3) (or its successor).

“Plan” has the meaning specified in the first paragraph of Section 1.

“Prior Plan” has the meaning specified in Section 3(b).

“Reincorporation Merger” means the merger contemplated by that certain Agreement of Merger by and between the Company and Molina Healthcare, Inc., a Delaware corporation, as amended.

“Restricted Stock” has the meaning specified in Section 6(a).

“Restricted Stock Agreement” means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of a Restricted Stock Award granted to the grantee and any shares of Restricted Stock issued to the grantee pursuant thereto.

“Restricted Stock Award” means any Award of Restricted Stock hereunder.

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“Service Relationship” means the grantee’s employment or service with the Company or any Subsidiary, whether in the capacity of an employee, director or Consultant. Unless otherwise determined by the Committee, a grantee’s Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the grantee renders service to the Company or its Subsidiary, or a transfer between locations of the Company or any Subsidiary or a transfer between the Company and any Subsidiary; provided that, there is no interruption or other termination of the Service Relationship. Subject to the foregoing and Section 9 below, the Company, in its sole discretion, shall determine whether the grantee’s Service Relationship has terminated and the effective date of such termination.

“Stock” means the common stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 3.

“Stock Bonus Award” has the meaning specified in Section 7.

“Stock Option” means an Award on an option to purchase shares of Stock under Section 5.

“Subsidiary” means any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Transaction” means any of the following:

(a) Approval by the Board and by the shareholders of the Company (or, if no shareholder approval is required, by the Board alone) of the dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Transaction under paragraph (b) below,

(b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company’s business and/or assets as an entirety to, one or more entities that are not subsidiaries or affiliates of the Company (a “Business Combination”), unless (1) as a result of the Business Combination, more than fifty percent of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization is, or will be, owned, directly or indirectly, by holder of the Company’s voting securities immediately before the Business Combination; and (2) no “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Successor Entity or an Excluded Person, beneficially owns, directly or indirectly, more than fifty percent of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed before the Business Combination.

(c) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company, other than as a result of (1) an acquisition directly from the Company, (2) an acquisition by the Company or (3) an acquisition by an entity pursuant to a transaction that is expressly excluded under paragraph (b) above.

For purposes of defining whether an event qualifies as a “Transaction,” “Excluded Person” shall mean (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) the Company, (3) an employee benefit plan (or related trust) sponsored or maintained by the Company or the

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Successor Entity or (4) any person who is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than twenty-five percent of the Stock on January 1, 2002 (or an affiliate, successor, heir, descendant, or related party of or to such person).

“10% Owner Optionee” means an individual who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company, or of its Parent or any Subsidiary.

SECTION 2. ADMINISTRATION OF PLAN

(a) Administration of Plan. The Plan shall be administered by the Board of Directors of the Company (the “Board”), or at the discretion of the Board, a committee of the Board consisting of not less than two directors (the “Committee”); provided that, if each member of the Committee is not a “Non-Employee Director” within the meaning of Rule 16b-3(a)(3) of the Exchange Act, then any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board. Notwithstanding the foregoing, after the end of the reliance period (as defined in Treasury Regulation 1.162-27(f)) following the Company’s Initial Public Offering, Awards granted to Covered Employees which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m) of the Code shall be approved by a Committee composed solely of two or more Outside Directors. All references herein to the Committee shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant and the type of Award to be granted which may include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Bonus Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to approve the form of written instruments evidencing the Awards;

(v) to determine and modify from time to time the terms and conditions of any Award, including restrictions, not inconsistent with the terms of the Plan, which terms and conditions may differ among individual Awards and grantees;

(vi) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

(vii) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

(viii) to extend at any time the period in which Stock Options may be exercised; and

(ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem necessary and advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems necessary and advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

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All decisions and interpretations of the Committee relating to the Plan and any Awards granted hereunder shall be binding on all persons, including the Company, the Company’s stockholders, grantees and beneficiaries.

(c) Delegation of Authority to Grant Awards. The Committee, in its discretion and in accordance with applicable state law, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to the granting of Awards at Fair Market Value to individuals who are not subject to the reporting requirements of Section 16 of the Exchange Act or Covered Employees. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN

(a) Stock Reserve. The maximum aggregate number of shares of Stock reserved and available for issuance as Awards under the Plan shall be 2,800,000 shares of Stock, subject to adjustment as provided in Section 10(a) and increase as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock, or otherwise terminated (other than by exercise) without the issuance of Stock, shall be added back to the shares of Stock available for grant and issuance in connection with future Awards under this Plan. ~~The sum of Restricted Stock Awards and Stock Bonus Awards issued under this Plan shall not exceed 600,000 shares, subject to adjustment under Section 10(a).~~

(b) Coordination with Prior Plan. Any authorized shares not issued or subject to outstanding grants under the Omnibus Stock and Incentive Plan for Molina Healthcare, Inc. (the “Prior Plan”) on the Effective Date and any shares that are issuable upon exercise of options granted under the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan but will be available for grant and issuance under this Plan. In addition, any shares issued under the Prior Plan that are repurchased or forfeited will be available for grant and issuance under this Plan.

(c) Annual Increase to Stock Reserve. On the first business day of each fiscal year of the Company on or after the Effective Date but prior to termination of the Plan, the aggregate number of shares of Stock reserved and available for grant and issuance under this Plan will be increased automatically by a number of shares of Stock equal to the lesser of (i) 400,000 shares of Stock, subject to adjustment under Section 10(a) below, and (ii) the number of shares of Stock equal to two percent (2%) of the issued and outstanding Common Shares (calculated on a fully-diluted (including all Stock issuable under the Plan) and as-converted basis) determined as of the date of the applicable increase, unless the Board determines prior to the commencement of any fiscal year that such increase shall not occur for such fiscal year.

(d) Shares Available for Issuance. The shares of Stock available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury. At all times, the Company shall reserve and keep available a sufficient number of shares of stock as shall be required to satisfy the requirements of all outstanding stock options granted under the Plan and all other outstanding but unvested Awards.

SECTION 4. ELIGIBILITY

Awards may be granted to employees, directors and Consultants of the Company or any Subsidiary (including prospective employees, directors and Consultants to whom Awards are granted in connection with written offers of employment or other service with the Company or any subsidiary) as are selected from time to time by the Committee in its sole discretion on and after the Company’s Initial Public Offering. The Board shall consider such factors as it deems pertinent in selecting who shall receive Awards and in determining the type and

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amount of their benefits under this Plan. A person may be granted more than one Award under this Plan. The maximum number of Common Shares subject to a benefit that may be granted in the aggregate under the Plan during any calendar year to any person shall be limited to 600,000 shares (subject to adjustment pursuant to Section 10(a) below). To the extent required by Section 162(m) of the Code, Awards subject to the foregoing limit that are cancelled or repriced during any year continue to be counted against this limit.

SECTION 5. STOCK OPTIONS

The Company may grant Stock Options under the Plan to any eligible person pursuant to an Option Agreement that shall be in such form as the Committee may from time to time approve. Option Agreements need not be identical.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary; provided that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences service with the Company or any Subsidiary, with an exercise price determined as of such date in accordance with Section 5(a)(i) below. Non-Qualified Stock Options may be granted to officers, directors, employees and Consultants of the Company or any Subsidiary. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan on or after the tenth anniversary of the Board’s adoption of the Plan.

(a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the grant date in the case of an Incentive Stock Option. If an Incentive Stock Option is granted to a 10% Owner Optionee, the exercise price per share for the Stock covered by such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value on the grant date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price per share set forth above if the Incentive Stock Option is granted pursuant to a substitution for an option of an Acquired Company in a manner qualifying under Section 424(a) of the Code.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. If an Incentive Stock Option is granted to a 10% Owner Optionee, such Incentive Stock Option shall not be exercisable more than five (5) years after the grant date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. A grantee shall have no rights of a stockholder of the Company with respect to any shares covered by the Option until the date of the issuance of the shares of Stock for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 10(a) hereof.

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(iv) Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Payment of the aggregate exercise price may be made by one or more of the following methods to the extent provided in the Option Agreement:

(A) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the aggregate exercise price of such Option Shares;

(B) if permitted by the Committee in its sole and absolute discretion, (x) through the delivery (or attestation to ownership) of shares of Stock with an aggregate Fair Market Value (as of the date such shares are delivered or attested to) equal to the aggregate Exercise Price and that have been purchased by the grantee on the open market or that have been held by the grantee for at least six (6) months and are not subject to restrictions under any plan of the Company, or (y) by the grantee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company in an amount equal to the aggregate exercise price; provided that, in the event the grantee chooses such payment procedure, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(C) a combination of the payment methods set forth in clauses (A) and (B) above.

Payment instruments will be received subject to collection. No certificates for Option Shares so purchased will be issued to the grantee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of such shares, including, without limitation, obtaining from grantee payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The issuance of the Option Shares to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the grantee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price for such Option Shares and the fulfillment of any other requirements contained in the Option Agreement or applicable provisions of law. If the grantee chooses to pay the exercise price by delivery of previously owned shares of Stock by the attestation method set forth in clause (B)(x) above, the shares of Stock issued to the grantee upon the exercise of the Stock Option shall be net of the number of the shares of Stock delivered.

(b) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all option plans of the Company and its Subsidiaries) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the grantee may designate which portion of the Stock Option the grantee is exercising. In the absence of such designation, the grantee shall be deemed to have exercised the Incentive Stock Option portion of the Stock Option first.

(c) Non-transferability of Options. No Stock Option shall be transferable by the grantee other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the grantee’s lifetime, only by the grantee or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement regarding a given Non-Qualified Stock Option that the grantee may transfer, without consideration for the transfer, such Stock Option to members of his or her immediate family, to trusts for the benefit of such family

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members, to partnerships in which such family members are the only partners or to limited liability companies in which such family members are the only members; provided that, each transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable Option Agreement.

SECTION 6. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Company may grant or sell, at par value or such greater purchase price as determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or, if permitted by the Committee at the time of grant of such Award, by promissory note (which may be recourse or partially recourse to the grantee), in a form approved by the Committee; provided that, at least so much of the purchase price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law. Conditions may be based on the continuation of a Service Relationship, achievement of pre-established performance goals and objectives or such other terms as may be determined by the Committee in its sole discretion. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Agreement. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Committee and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon execution of the Restricted Stock Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder of the Company with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Agreement. Shares of Stock issued pursuant to a Restricted Stock Award may be subject to additional conditions and restrictions as determined by the Committee and set forth in the applicable Restricted Stock Agreement, including but not limited to, compliance with post-employment obligations to the Company.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Agreement.

(e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. STOCK BONUS AWARDS

The Committee may, in its sole discretion, grant or sell, at par value or such greater purchase price determined by the Committee, in exchange for any valid consideration, including past services rendered, a Stock Bonus Award to any grantee, pursuant to which such grantee may receive shares of Stock under the Plan free of any vesting restrictions (“Stock Bonus Award”). Notwithstanding the foregoing, Stock received pursuant to a Stock Bonus Award may be subject to other conditions and restrictions as determined by the Committee, including but not limited to compliance with post-employment obligations to the Company, at the time of grant and the Committee may place legends referencing any such restrictions on the certificate representing such Stock.

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SECTION 8. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such income no later than the date as of which the value of an Award or any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.

(b) Payment in Stock. Subject to approval by the Committee, an individual may elect to have the minimum required tax withholding obligation (as determined under applicable federal, state or local law) satisfied with respect to an Award, in whole or in part, by: (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy such obligation, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy such obligation.

SECTION 9. LEAVE OF ABSENCE

(a) Exercisability. An approved leave of absence for military service, sickness or any other purpose approved by the Company shall not be deemed a termination of a grantee’s Service Relationship for purposes of determining when a grantee’s outstanding Stock Options will expire pursuant to the Plan and the applicable Option Agreement; provided that, if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the grantee’s Service Relationship shall be deemed to have terminated unless the grantee’s right to return to service is guaranteed by either statute or contract.

(b) Vesting. An approved leave of absence for maternity or, in the Company’s sole discretion, a medical reason, shall be treated as service for purposes of determining vesting under a grantee’s outstanding Award agreements; provided that, if any such leave exceeds twelve (12) weeks then, beginning on the first (1st) day of the thirteenth (13th) week, such leave shall not be treated as service for purposes of vesting (i.e., the vesting schedule shall be tolled for the period of the leave of absence beyond twelve (12) weeks). Notwithstanding anything stated in this Section 9(b), unless otherwise designated by the Company or required by law, any other leave of absence shall not be treated as service for purposes of vesting.

SECTION 10. CORPORATE TRANSACTIONS

(a) Changes in Stock. If, as a result of (i) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock without consideration, (ii) the outstanding shares of Stock being increased or decreased or being exchanged for a different number or kind of shares or other securities of the Company, (iii) additional shares or new or different shares or other securities of the Company or other non-cash assets being distributed with respect to such shares of Stock or other securities, or (iv) a merger, consolidation or sale of all or substantially all of the assets of the Company, outstanding shares of Stock are converted into or exchanged for a different number or kind of shares or other securities of the Company or any successor entity (or a parent or subsidiary thereof) (including the Reincorporation Merger), the Committee shall make an appropriate or proportionate adjustment in: (v) the maximum number of shares reserved for issuance under the Plan, including annual increases under Section 3(c) and limits on Restricted Stock Awards and Stock Bonus Awards under Section 3(a), (x) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (y) maximum number of shares of Stock that may be issued to a person under Section 4, and (z) the exercise price for each share subject to any then outstanding Stock Option under the Plan, without changing the aggregate exercise price (i.e., the exercise

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price multiplied by the number of shares subject to the Stock Option); provided that such exercise price may not be less than the par value of the Stock after any such adjustment The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may either make a cash payment in lieu of fractional shares or round any resulting fractional share down to the nearest whole number. Notwithstanding the foregoing, the required adjustment under this Section 10(a) in connection with the effectiveness of the Reincorporation Merger, shall be consistent with the adjustment made to all then outstanding shares of the Common Stock of the Company.

(b) Mergers and Other Transactions. Upon the effectiveness of a Transaction, unless provision is made in connection with the Transaction for the assumption of a grantee’s outstanding Award granted hereunder, or the substitution of such Award with a new Award of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise and/or repurchase prices, as provided in Section 10(a) above (the “Assumption”), such Award shall terminate and, if such Award is a Stock Option, the grantee shall be permitted to exercise such Stock Option to the extent that it is then vested and exercisable (after giving effect to the acceleration of vesting provided for in connection with the Transaction, if any) for a period of at least ten (10) days prior to the date of such termination; provided that, the exercise of the portion of such Stock Option that becomes vested and exercisable in connection with the Transaction, if any, shall be subject to and conditioned upon the effectiveness of the Transaction. In addition, if no Awards are assumed or substituted for in an Assumption, this Plan shall terminate upon the effectiveness of such Transaction. In the Committee’s sole and absolute discretion, Award agreements may contain additional terms and conditions, not inconsistent with the foregoing, that will apply in the event a Transaction occurs.

(c) Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or consultants of another company (an “Acquired Company”) in connection with a merger or consolidation of such Acquired Company with the Company (or any Subsidiary) or the acquisition by the Company (or any Subsidiary) of property or stock of the Acquired Company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a) above.

(d) Dissolution or Liquidation. Upon the effectiveness of a dissolution or liquidation of the Company, any outstanding Stock Options issued under the Plan shall be terminated if not exercised prior to such event.

SECTION 11. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent unless required: (i) to ensure that a Stock Option is treated as an Incentive Stock Option, or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of Stock for which Awards granted under this Plan may be issued including annual increases under Section 3(c) ~~and limits on Restricted Stock Awards and Stock Bonus Awards under Section 3(a)~~ (except by operation of Section 10(a)); (b) the maximum number of shares of Stock that may be issued to a person under Section 4; (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines would require the approval of the stockholders under any applicable law, rule, or regulation to become effective even though such stockholder approval is not expressly required by this Plan. No termination or amendment of the Plan shall affect any outstanding Award unless expressly provided thereby or hereunder or as determined by the Board. Nothing in this Section 11 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to

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Section 10(b). The Plan shall continue in effect until the earlier of: (i) the tenth anniversary of the Board’s adoption of the Plan, or (ii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreements and Restricted Stock Agreements covering such shares have lapsed.

SECTION 12. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration payable under any Award which is not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any such Award.

SECTION 13. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The grant of Awards and the issuance of shares of Stock pursuant thereto shall be subject to compliance with all applicable requirements of federal, state, and local law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless: (a) a registration statement under the Act shall at the time of exercise of the Option be in effect with respect to the shares of Stock issuable upon exercise of the Option, or (b) the shares of Stock issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by Company’s legal counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(b) Delivery of Stock Certificates. Stock certificates issued under this Plan shall be deemed delivered for all purposes when delivered in person or when the Company or a stock transfer agent of the Company shall have mailed such certificates by U.S. mail, addressed to the grantee, at the grantee’s last known address on file with the Company. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, local, or foreign laws, rules, and regulations and the rules of the NYSE or any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that a grantee make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, rules, and regulations.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements and such arrangements as may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or service with the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate the grantee’s employment or service at any time.

(d) Compensation, Severance and Other Benefits. Awards granted under the Plan shall not be considered part of any grantee’s ordinary salary for purposes of pension benefits, severance, redundancy, resignation or any

MOLINA HEALTHCARE, INC.

2002 EQUITY INCENTIVE PLAN

other purpose. If a grantee’s Service Relationship is terminated for any reason, the grantee shall not be entitled to damages for breach of contract, dismissal or compensation for loss of office and shall not be entitled to any other sum, shares or other benefits to compensate for the loss or diminution in value of any actual or prospective rights, benefits or expectations under or in relation to the Plan.

(e) Trading Policy Restrictions. Stock received pursuant to this Plan or upon exercise of an Award under the Plan shall be subject to any insider trading policy-related restrictions, terms and conditions as may be established by the Committee or in accordance with policies set by the Committee from time to time.

(f) Conflict with Agreement, Notice. In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any agreement to issue an Award, the terms and provisions of this Plan shall govern.

SECTION 14. EFFECTIVE DATE

This Plan shall be effective on the date (the “Effective Date”) immediately prior to the effectiveness of the Reincorporation Merger. All references to the number of type of shares under the Plan, including but not limited to (x) the maximum number of shares reserved for issuance under the Plan, including annual increases under Section 3(c) ~~and limits on Restricted Stock Awards and Stock Bonus Awards under Section 3(a)~~, and the maximum number of shares of Stock that may be issued to a person under Section 4, shall be adjusted to take into account changes in capital structure due to the Reincorporation Merger as provided under Section 10(a). Notwithstanding the effectiveness of the Reincorporation Merger, the Committee may only grant Awards on or after the Company’s Initial Public Offering.

SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION

This Plan and all Awards and actions taken thereunder shall be governed by the laws of the State of California applied without regard to the conflict of laws principles thereof. Any action, suit or proceeding to enforce the terms and provisions of this Plan or to resolve any dispute or controversy arising under or in any way relating to this Plan may be brought in the state courts of the State of California and the parties hereto hereby consent to the jurisdiction of such courts.

ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS:	July 25, 2002

ORIGINALLY APPROVED BY THE STOCKHOLDERS:	July 31, 2002

EFFECTIVE DATE:	June 26, 2003

é FOLD AND DETACH HERE AND READ THE REVERSE SIDE é

PROXY

MOLINA HEALTHCARE, INC.

One Golden Shore Drive

Long Beach, California 90802

This Proxy is Being Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of Molina Healthcare, Inc., a corporation under the laws of the State of Delaware, hereby appoints John C. Molina and Mark L. Andrews as proxies of the undersigned, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated below, all of the shares of Molina Healthcare, Inc., which the undersigned is or may be entitled to vote at the 2006 Annual Meeting of Stockholders to be held at The Hilton Long Beach, Executive Meeting Center, Shareholders’ Theater, located at 701 West Ocean Boulevard, Long Beach, California, 90831, at 10:00 a.m. local time, on May 3, 2006, or any adjournment or postponements thereof. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares in connection with the following matters and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued, and to be marked, dated and signed, on the other side)

é FOLD AND DETACH HERE AND READ THE REVERSE SIDE é

PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS BELOW.

1. The election of two (2) Directors of the Company. Nominees: Frank E. Murray, M.D. John P. Szabo, Jr.	FOR all nominees listed (except those nominees whose names have been stricken pursuant to the instruction below)		WITHHOLD AUTHORITY to vote for all nominees listed	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). This proxy may be revoked by the undersigned stockholder(s) prior to its exercise.
	☐		☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above)				If no direction is made, this proxy will be voted FOR Proposals 1 and 2.
Your signature on this proxy is your acknowledgment of receipt of the Notice of Annual Meeting and Proxy Statement, both dated March 31, 2006.

2. Approval of the amendment to the Molina Healthcare, Inc. 2002 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN

	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature(s)	Signature(s)	Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.